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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:  MARCH 9, 1994


                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                        1-4219                  C-74-1339132
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employee
      of incorporation)                                      Identification No.)


                P.O. BOX 4240
                HOUSTON, TEXAS                                   77210-4240
   (Address of principal executive offices)                      (Zip Code)


                                 (713) 940-6100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.
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Reverse Stock Split
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Zapata Corporation's (the "Company") Board of Directors has recommended that its stockholders approve a one-for-five reverse split of the Company's outstanding Common Stock (the "Reverse Stock Split"). If the Reverse Stock Split is authorized by the Company's stockholders, the Board has approved implementation of a 14-cent per share annual dividend on each share of Common Stock, after the effectiveness of the Reverse Stock Split.

The Reverse Stock Split will be voted on at the Company's Annual Meeting of Stockholders to be held April 27, 1994 at the Company's corporate headquarters located at One Riverway, 777 South Post Oak Lane, Suite 2200, Houston, Texas 77056. If approved, stockholders would exchange approximately 158.3 million shares of Common Stock for approximately 31.7 million shares. Stockholders of record on March 23, 1994 are eligible to vote at the April 27, 1994 meeting.

If the Reverse Stock Split is authorized, the dividend would be paid quarterly (at 3.5-cents per share) beginning in July 1994 to stockholders of record on June 30, 1994. The dividend would mean a cash distribution to stockholders of approximately $1.1 million per quarter.

Amendments to By-laws
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The Company's Board of Directors has voted to amend the Company's By-laws as follows:

1. Provisions prescribing the advance notice requirements for the nomination of directors by stockholders were eliminated.

2.   The number of directors of the Company was reduced from eight (8) to seven
     (7). Effective with the Company's 1995 annual meeting of stockholders, the number of directors of the Company will be reduced from seven (7) to six
     (6).

3. The requirement of a vote of seven (7) of eight (8) directors to take certain actions, including the amendment or appeal of the By-laws, was amended to require a vote of six (6) of seven (7) directors to take such actions. Effective with the 1995 annual meeting of stockholders, these same actions will require a vote of five (5) of the six (6) directors of the Company.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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     (c)  Exhibits

          Exhibit 3(a) - Amended and Restated By-laws of Zapata Corporation.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ZAPATA CORPORATION
                                 (Registrant)



                              By: /s/ Thomas H. Bowersox
                                 _______________________________________________
                                  Thomas H. Bowersox
                                  Executive Vice President



Dated:  March 9, 1994

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